UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

                  DATE OF REPORT                                                                                                 December 18, 2006

                    (DATE OF EARLIEST EVENT REPORTED)      December 15, 2006

BOARDWALK PIPELINE PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	01-32665	20-3265614
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3800 Frederica Street

Owensboro, Kentucky 42301

(Address of principal executive office)

(270) 926-8686

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

On December 15, 2006, the Partnership issued a press release announcing that it has committed to build two extensions from its existing pipeline system to transport gas for producers operating in the Fayetteville Shale play in Arkansas. The press release is furnished as exhibit 99.1 to this Form 8-K. The information under Item 7.01 and in Exhibit 99.1 in this Current Report is being furnished and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information under Item 7.01 and Exhibit 99.1 in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, unless otherwise indicated in such registration statement or other document.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits:

Exhibit No.  Description

99.1 Boardwalk Pipeline Partners, LP, News Release, issued December 15, 2006, providing information on two extensions from its existing pipeline system.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BOARDWALK PIPELINE PARTNERS, LP

By:   BOARDWALK GP, LP,
its general partner

By:   BOARDWALK GP, LLC,
its general partner

By:  /s/ Jamie L. Buskill
  Jamie L. Buskill
                          Chief Financial Officer

Dated:  December 18, 2006

EXHIBIT INDEX

Exhibit No.  Description

99.1         Boardwalk Pipeline Partners, LP, News Release, issued December 15, 2006, providing information on two extensions from its existing pipeline system.